KEY VISTA ASSOCIATES, INC.

FINANCIAL STATEMENTS

December 31, 2010

KEY VISTA ASSOCIATES, INC.

 Financial Statements

TABLE OF CONTENTS

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REPORT OF INDEPENDENT REGISTERED

    PUBLIC ACCOUNTING FIRM

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FINANCIAL STATEMENTS

Balance sheet

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Statements of operations

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Statements of stockholders’ equity

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Statements of cash flows

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Notes to financial statements

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RONALD R. CHADWICK, P.C.

Certified Public Accountant

2851 South Parker Road, Suite 720

Aurora, Colorado  80014

Telephone (303)306-1967

Fax (303)306-1944

INDEPENDENT AUDITOR’S REPORT

Board of Directors

Key Vista Associates, Inc.

Deerfield Beach, Florida

I have audited the accompanying balance sheet of Key Vista Associates, Inc. as of December 31, 2010, and the related statements of operations, stockholders' equity and cash flows for the year then ended. These financial statements are the responsibility of the Company's management. My responsibility is to express an opinion on these financial statements based on my audit.

I conducted my audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that I plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  I believe that my audit provides a reasonable basis for my opinion.

In my opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Key Vista Associates, Inc. as of December 31, 2010, and the results of its operations and its cash flows for the year then ended in conformity with accounting principles generally accepted in the United States of America.

Aurora, Colorado

Ronald R. Chadwick, P.C.

May 25, 2011

      RONALD R. CHADWICK, P.C.

KEY VISTA ASSOCIATES, INC.

BALANCE SHEET

Dec. 31, 2010
ASSETS

Current assets
Cash	$45,008
Accounts receivable	2,672
Total current assets	47,680

Due from parent corporation	75,000
Deposits	11,394
86,394

Total Assets	$134,074

LIABILITIES &
STOCKHOLDERS' EQUITY

Current liabilities
Accounts payable	$43,467
Notes payable - current portion	60,000
Total current liabilities	103,467

Notes payable	15,000

Total Liabilities	118,467

Stockholders' Equity
Common stock, $.001 par value;
1,000 shares authorized;
1,000 shares issued and outstanding	1
Additional paid in capital	(1)
Retained earnings	15,607

Total Stockholders' Equity	15,607

Total Liabilities and Stockholders' Equity	$134,074

The accompanying notes are an integral part of the financial statements.

KEY VISTA ASSOCIATES, INC.

STATEMENT OF OPERATIONS

Year Ended
Dec. 31, 2010

Sales	$5,011,508
Cost of sales	4,884,701

Gross profit	126,807

Operating expenses:
Salaries and wages	5,407
Payroll taxes	2,932
Bank charges	7,672
Legal	2,609
Accounting	7,300
General and administrative	86,687
112,607

Gain (loss) from operations	14,200

Other income (expense):
-

Income (loss) before
provision for income taxes	14,200

Provision for income tax	-

Net income (loss)	$14,200

Net income (loss) per share
(Basic and fully diluted)	$14.20

Weighted average number of
common shares outstanding	1,000

The accompanying notes are an integral part of the financial statements.

KEY VISTA ASSOCIATES, INC.

STATEMENT OF STOCKHOLDERS’ EQUITY

		Common Stock					Retained		Stock-
				Amount		Paid in	Earnings		holders'
		Shares		($.001 Par)		Capital	Deficit		Equity

Balances at December 31, 2009		1,000	-	$1	$-	$(1)	$1,407	$-	$1,407

Net income (loss) for the year							14,200		14,200

Balances at December 31, 2010	-	1,000	-	$1	$-	$(1)	$15,607	$-	$15,607

The accompanying notes are an integral part of the financial statements.

 KEY VISTA ASSOCIATES, INC.

STATEMENT OF CASH FLOWS

Year Ended
Dec. 31, 2010

Cash Flows From Operating Activities:
Net income (loss)	$14,200

Adjustments to reconcile net loss to
net cash provided by (used for)
operating activities:
Accounts receivable	9,110
Accrued payables	1,979
Other	(1,400)
Net cash provided by (used for)
operating activities	23,889

Cash Flows From Investing Activities:
-
Net cash provided by (used for)
investing activities	-

Cash Flows From Financing Activities:
-
Net cash provided by (used for)
financing activities	-

Net Increase (Decrease) In Cash	23,889

Cash At The Beginning Of The Period	21,119

Cash At The End Of The Period	$45,008

Schedule Of Non-Cash Investing And Financing Activities

A $75,000 note payable liability was transferred to the Company from its parent corporation.

Supplemental Disclosure

Cash paid for interest	$-
Cash paid for income taxes	$-

The accompanying notes are an integral part of the financial statements.

KEY VISTA ASSOCIATES, INC.

NOTES TO FINANCIAL STATEMENTS

NOTE 1. ORGANIZATION, OPERATIONS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:

Key Vista Associates, Inc. (the “Company”), was incorporated in the State of Florida on April 14, 2006 and provides medical staffing services to medical practices.

Cash and cash equivalents

The Company considers all highly liquid investments with an original maturity of three months or less as cash equivalents.

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Income tax

The Company accounts for income taxes pursuant to ASC 740. Under ASC 740 deferred taxes are provided on a liability method whereby deferred tax assets are recognized for deductible temporary differences and operating loss carryforwards and deferred tax liabilities are recognized for taxable temporary differences. Temporary differences are the differences between the reported amounts of assets and liabilities and their tax bases. Deferred tax assets are reduced by a valuation allowance when, in the opinion of management, it is more likely than not that some portion or all of the deferred tax assets will not be realized. Deferred tax assets and liabilities are adjusted for the effects of changes in tax laws and rates on the date of enactment.

The Company through October 2010 operated as an S-corporation, was a pass-through entity for federal income tax purposes and paid no income tax at the corporate level. In November 2010 the Company was acquired by another corporation and anticipates filing a consolidated tax return resulting in no taxable income.

Accounts receivable

The Company reviews accounts receivable periodically for collectability and establishes an allowance for doubtful accounts and records bad debt expense when deemed necessary. At December 31, 2010, the Company had no balance in its allowance for doubtful accounts.

KEY VISTA ASSOCIATES, INC.

NOTES TO FINANCIAL STATEMENTS

NOTE 1. ORGANIZATION, OPERATIONS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued):

Fixed assets

Fixed assets are recorded at cost, and depreciation is provided using the straight-line method over the estimated useful lives of the assets.

Revenue recognition

Revenue is recognized on an accrual basis as earned under contract terms, the service price to the client is fixed or determinable, and collectability is reasonably assured.

Financial Instruments

The carrying value of the Company’s financial instruments, as reported in the accompanying balance sheet, approximates fair value.

NOTE 2. NOTE PAYABLE

The Company owes a former officer $75,000 for a note payable, noninterest bearing, secured by assets, with payments of $15,000 to begin quarterly in 2011. Future required principal payments under the note by year are: 2011 $60,000, 2012 $15,000.

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